                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    August 20, 1999
                                                     ---------------


                          CORAM HEALTHCARE CORPORATION
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)




    Delaware                       1-11343                    33-0615337
    --------                       -------                    ----------
 (State or Other                 (Commission                (IRS Employer
 Jurisdiction of                 File Number)             Identification No.)
  Incorporation)


1125 Seventeenth Street, Suite 2100, Denver, Colorado           80202
------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


                                 (303) 292-4973
                                 --------------
              (Registrant's telephone number, including area code)

Item 5. Other Events.

         On August 20, 1999, Coram Healthcare Corporation (the "Company") issued a press release relating to the filing of an involuntary bankruptcy petition under Chapter 11 of the Bankruptcy Code against one of its subsidiaries, Coram Resource Network, Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

                  99.1 Press Release, issued August 20, 1999, relating to the filing of an involuntary bankruptcy petition under Chapter 11 of the Bankruptcy Code against Coram Resource Network, Inc., a subsidiary of Coram Healthcare Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORAM HEALTHCARE CORPORATION



                                        By: /s/ Wendy L. Simpson
                                            -------------------------------
                                            Wendy L. Simpson
                                            Executive Vice President and
                                            Chief Financial Officer

Date:  August 23, 1999

                                 EXHIBIT INDEX


99.1 Press Release, issued August 20, 1999, relating to the filing of an involuntary bankruptcy petition under Chapter 11 of the Bankruptcy Code against Coram Resource Network, Inc., a subsidiary of Coram Healthcare Corporation.